UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  May 27, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of GSRPM Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-10018-02               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of January 1, 2003 among GS Mortgage Securities Corp., as depositor, Fairbanks Capital Corp., as Servicer, Wilshire Credit Corporation as Servicer and Master Servicer, and JPMorgan Chase Bank, as trustee.

     On May 27, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 27, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSRPM Mortgage Pass-Through Certificates, Series 2003-1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JPMORGAN CHASE BANK,


Date:  May 30, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                    Andreas Auer
                                    Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 27, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on May 27, 2003



              GSR MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                May 27, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1          61,421,000.00    49,738,450.95   3,381,427.73     69,412.77   3,450,840.50    0.00        0.00       46,357,023.22
A2          54,935,000.00    54,935,000.00           0.00     98,638.84      98,638.84    0.00        0.00       54,935,000.00
A3         116,356,000.00   104,673,450.95   3,381,427.73    169,338.38   3,550,766.11    0.00        0.00      101,292,023.22
M1           4,501,000.00     4,501,000.00           0.00     15,683.48      15,683.48    0.00        0.00        4,501,000.00
B1           9,000,000.00     9,000,000.00           0.00     39,760.00      39,760.00    0.00        0.00        9,000,000.00
B2           3,857,000.00     3,857,000.00           0.00     19,953.55      19,953.55    0.00        0.00        3,857,000.00
B3           4,500,000.00     4,500,000.00           0.00     26,280.00      26,280.00    0.00        0.00        4,500,000.00
P                  100.00           100.00           0.00     25,364.99      25,364.99    0.00        0.00              100.00
R                    0.00             0.00           0.00          0.00           0.00    0.00        0.00                0.00
TOTALS     254,570,100.00   231,205,001.90   6,762,855.46    464,432.01   7,227,287.47    0.00        0.00      224,442,146.44

X            2,584,857.93     2,571,418.00           0.00  1,311,494.84   1,311,494.84    0.00        0.00        2,571,417.99
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1    36228FLJ3        809.79552515    55.05328357       1.13011462     56.18339819    754.74224158      A1        1.570000 %
A2    36228FLK0      1,000.00000000     0.00000000       1.79555547      1.79555547  1,000.00000000      A2        2.020000 %
A3    36228FLL8        899.59650512    29.06105169       1.45534721     30.51639890    870.53545344      A3        1.820000 %
M1    36228FLM6      1,000.00000000     0.00000000       3.48444346      3.48444346  1,000.00000000      M1        3.920000 %
B1    36228FLN4      1,000.00000000     0.00000000       4.41777778      4.41777778  1,000.00000000      B1        4.970000 %
B2    36228FLP9      1,000.00000000     0.00000000       5.17333420      5.17333420  1,000.00000000      B2        5.820000 %
B3    36228FLQ7      1,000.00000000     0.00000000       5.84000000      5.84000000  1,000.00000000      B3        6.570000 %
P     36228FLU8      1,000.00000000     0.00000000    253649.900000   253649.900000  1,000.00000000      P         1.320000 %
X     36228FLR5        994.80051501     0.00000000     507.37598565    507.37598565    994.80051114      X         0.000000 %
-------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 7.08(a)(i)            Aggregate Amount of Deposit in the Certificate Account                                    8,570,184.37

Sec. 7.08(a)(ii)           Aggregate Distribution Amount
                           Total Offered Certificates
                                                 Accrued Certificate Interest                                          439,067.03
                                                 Interest Shortfall Carryforward Amount                                      0.00
                                                 Principal Distribution Amount                                       6,762,855.47

                           Total Class A Certificates
                                                 Accrued Certificate Interest                                          337,390.00
                                                 Interest Shortfall Carryforward Amount                                      0.00
                                                 Basis Risk Carry Forward Amount                                             0.00
                                                 Principal Distribution Amount                                       6,762,855.47

                           Total Class B Certificates
                                                 Accrued Certificate Interest                                           85,993.55
                                                 Interest Shortfall Carryforward Amount                                      0.00
                                                 Basis Risk Carry Forward Amount                                             0.00
                                                 Principal Distribution Amount                                               0.00

Sec. 7.08(a)(iii)          LIBOR                                                                                        1.32000 %

Sec. 7.08(a)(iv)           Fees
                                                 Trustee Fee                                                               625.00
                                                 Certificate Insurer Premium                                            31,402.04
                                                 Servicer Fee                                                          102,558.58

Sec. 7.08(a)(v)            Prepayments by Servicer
                                                 Fairbanks                                                             528,845.37
                                                 Wilshire                                                            5,931,581.27
                                                 Greenpoint                                                              4,434.41

Sec. 7.08(a)(vi)           Insured Payments                                                                                  0.00

Sec. 7.08(a)(vii)          Realized Losses For Current Period                                                            1,178.52
                           Amount of Cumulative Realized Losses                                                         49,776.84

Sec. 7.08(a)(viii)         Trigger Events
                                                 Trigger Event has occurred ?                                                  No
                                                 Fairbanks Termination Trigger Event has occurred ?                            No
                                                 Wilshire Termination Trigger Event has occurred ?                             No

Sec. 7.08(a)(ix)           Overcollateralization
                                                 Required OC                                                         2,571,418.00
                                                 OC Amount                                                           2,571,418.00

Sec. 7.08(a)(x)            Mortgage Loan Principal Payments                                                          6,761,676.96
                                                 Scheduled Principal Payments                                          297,990.43
                                                 Principal Prepayments                                               6,464,620.74
                                                 Curtailment Adjustment                                                    244.31
                                                 Loan Purchase Price                                                         0.00
                                                 Recoveries of Principal                                                     0.00
                                                 Realized Loss                                                          -1,178.52
                                                 Realized Gain                                                               0.00
                                                 Non-recovery Advance                                                        0.00

Sec. 7.08(a)(xiii)         Aggregate Pooling Balance as of the first day of the related Collection Period          233,776,419.91
                           Aggregate Pooling Balance as of the last day of the related Collection Period           227,013,564.43

Sec. 7.08(a)(xv)           Weighted average interest rate of the Mortgage Loans                                         9.68272 %

Sec. 7.08(a)(xvi)          Weighted average remaining term of the Mortgage Loans                                              259

Sec. 7.08(a)(xvii)         Delinquent Loans that were 60 days or more delinquent for preceding 3 months
                                                 Number of loans (preceding 1 month)                                          259
                                                 Principal Balance of loans (preceding 1 month)                     22,249,390.24

                                                 Number of loans (preceding 2 month)                                          257
                                                 Principal Balance of loans (preceding 2 month)                     21,504,137.00

                                                 Number of loans (preceding 3 months)                                         232
                                                 Principal Balance of loans (preceding 3 months)                    19,021,739.18

Sec. 7.08(a)(xix)          Principal Balance of the largest Mortgage Loan outstanding                                  426,718.19

Sec. 7.08(a)(xx)           Number, Balance, and Percentage of Delinquent Loans
                                                 Number of Loans are 30-59 days delinquent                                    190
                                                 Balance of Loans are 30-59 days delinquent                         18,613,473.82
                                                 Percentage of Loans are 30-59 days delinquent                             8.20 %

                                                 Number of Loans are 60-89 days delinquent                                     40
                                                 Balance of Loans are 60-89 days delinquent                          3,405,076.42
                                                 Percentage of Loans are 60-89 days delinquent                             1.50 %

                                                 Number of Loans are 90-119 days delinquent                                     1
                                                 Balance of Loans are 90-119 days delinquent                           156,983.27
                                                 Percentage of Loans are 90-119 days delinquent                            0.07 %

                                                 Number of Loans are 120-149 days delinquent                                    1
                                                 Balance of Loans are 120-149 days delinquent                           66,585.79
                                                 Percentage of Loans are 120-149 days delinquent                           0.03 %

                                                 Number of Loans are 150-179 days delinquent                                    3
                                                 Balance of Loans are 150-179 days delinquent                          178,914.61
                                                 Percentage of Loans are 150-179 days delinquent                           0.08 %

                                                 Number of Loans are 180 or more days delinquent                                0
                                                 Balance of Loans are 180 or more days delinquent                            0.00
                                                 Percentage of Loans are 180 or more days delinquent                       0.00 %


Sec. 7.08(a)(xxi)          Mortgage loans in Foreclosure
                                                 Number of loans                                                              100
                                                 Principal Balance of loans                                          8,644,977.69

Sec. 7.08(a)(xxii)         Mortgage loans in bankruptcy proceedings
                                                 Number of loans                                                              107
                                                 Principal Balance of loans                                          9,259,700.92

                                                 Number of Loans are 0-29 days delinquent                                      32
                                                 Balance of Loans are 0-29 days delinquent                           2,383,826.57

                                                 Number of Loans are 30-59 days delinquent                                      5
                                                 Balance of Loans are 30-59 days delinquent                            358,030.28

                                                 Number of Loans are 60-89 days delinquent                                     52
                                                 Balance of Loans are 60-89 days delinquent                          5,213,150.67

                                                 Number of Loans are 90-119 days delinquent                                    13
                                                 Balance of Loans are 90-119 days delinquent                           928,477.11

                                                 Number of Loans are 120-149 days delinquent                                    4
                                                 Balance of Loans are 120-149 days delinquent                          276,583.50

                                                 Number of Loans are 150-179 days delinquent                                    0
                                                 Balance of Loans are 150-179 days delinquent                                0.00

                                                 Number of Loans are 180 or more days delinquent                                1
                                                 Balance of Loans are 180 or more days delinquent                       99,632.79

Sec. 7.08(a)(xxiii)        Number and Balance of loans in foreclosure proceedings
                                                 Number of Loans are 0-29 days delinquent                                       4
                                                 Balance of Loans are 0-29 days delinquent                             203,238.84

                                                 Number of Loans are 30-59 days delinquent                                      1
                                                 Balance of Loans are 30-59 days delinquent                             49,390.86

                                                 Number of Loans are 60-89 days delinquent                                     32
                                                 Balance of Loans are 60-89 days delinquent                          2,715,577.04

                                                 Number of Loans are 90-119 days delinquent                                    28
                                                 Balance of Loans are 90-119 days delinquent                         2,576,908.09

                                                 Number of Loans are 120-149 days delinquent                                   16
                                                 Balance of Loans are 120-149 days delinquent                        1,571,840.00

                                                 Number of Loans are 150-179 days delinquent                                   15
                                                 Balance of Loans are 150-179 days delinquent                        1,138,181.75

                                                 Number of Loans are 180 or more days delinquent                                4
                                                 Balance of Loans are 180 or more days delinquent                      389,841.11
Sec. 7.08(a)(xxiv)         Number and Balance of REO loans
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            2               82,829.09                  0.04 %

Sec. 7.08(a)(xxv)          Book Value of Mortgage loans acquired through foreclosure or grant of a deed                      0.00

Sec. 7.08(a)(xxvi)         Number of Mortgage loans                                                                         2,535

Sec. 7.08(a)(xxvii)        Aggregate amount from
                                                 a. Curtailments                                                       142,150.90
                                                 b. Voluntary Payoffs                                                6,322,714.15
                                                 c. Involuntary Payoffs                                                      0.00
                                                 d. Mortgage Loans purchased from the Trust                                  0.00

Sec. 7.08(a)(xxviii)       Mortgage loans subject to loss mitigation*
                                                 Number of loans                                                                2
                                                 Principal Balance of loans                                            105,558.88

Sec. 7.08(a)(xxix)         Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                                 Number of loans                                                                0
                                                 Principal Balance of loans                                                  0.00

Sec. 7.08(a)(xxx)          Amount of current Realized Losses*
                                                 a. REO Property sold                                                        0.00
                                                 b. short sale                                                               0.00
                                                 c. deed in lieu                                                             0.00
                                                 d. no equity second mortgages                                               0.00
                                                 e. other                                                                   27.58

Sec. 7.08(a)(xxxi)         Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                                 a.Number of Loans Currently meeting payment plan                            9.00
                                                 a.Balance of Loans Currently meeting payment plan                     535,827.42

                                                 b.Number of Loans 1 to 2 payments behind payment plan                       2.00
                                                 b.Balance of Loans 1 to 2 payments behind payment plan                128,755.99

                                                 c.Number of Loans 2 to 3 payments behind payment plan                       3.00
                                                 c.Balance of Loans 2 to 3 payments behind payment plan                204,655.24

                                                 d.Number of Loans greater than 3 payments behind payment plan              33.00
                                                 d.Balance of Loans greater than 3 payments behind payment plan      3,641,376.35

                                                 e.Number of Loans greater than 4 payments behind payment plan               0.00
                                                 e.Balance of Loans greater than 4 payments behind payment plan              0.00

                                                 f.Number of Loans greater than 5 payments behind payment plan               0.00
                                                 f.Balance of Loans greater than 5 payments behind payment plan              0.00

                           Number and Pool Balance of Loans in Forbearance*
                                                 a.Number of Loans Currently meeting payment plan                           13.00
                                                 a.Balance of Loans Currently meeting payment plan                     748,084.96

                                                 b.Number of Loans 1 to 2 payments behind payment plan                       2.00
                                                 b.Balance of Loans 1 to 2 payments behind payment plan                192,034.82

                                                 c.Number of Loans 2 to 3 payments behind payment plan                      14.00
                                                 c.Balance of Loans 2 to 3 payments behind payment plan              1,097,079.36

                                                 d.Number of Loans greater than 3 payments behind payment plan              13.00
                                                 d.Balance of Loans greater than 3 payments behind payment plan      1,037,888.74

                                                 e.Number of Loans greater than 4 payments behind payment plan               1.00
                                                 e.Balance of Loans greater than 4 payments behind payment plan         95,651.16

                                                 f.Number of Loans greater than 5 payments behind payment plan               0.00
                                                 f.Balance of Loans greater than 5 payments behind payment plan              0.00

Sec. 7.08(a)(xxxii)        Stepdown Date                                                                            Not in effect

Sec. 7.08(a)(xxxiii)       Mortgage Loans purchased due to Defaulted or Defect in Documentation*
                                                 Number of loans                                                                0
                                                 Principal Balance of loans                                                  0.00

                * Reported from Fairbanks only



                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.